Exhibit 10.5

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 26th day of January, 2022, by and among D-Orbit S.A., a joint stock company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 9, rue de Bitbourg, L1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) (“Holdco” or the “Issuer”), Breeze Holdings Acquisition Corp., a Delaware corporation (“SPAC”), and the undersigned (“Subscriber”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

WHEREAS, Holdco, SPAC, D-Orbit S.p.A., an Italian Società per azioni (the “Company”), Lift-Off Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and Seraphim Space (Manager) LLP, a UK limited liability partnership (“Seraphim”) will concurrently with the execution of this Subscription Agreement, enter into that certain Business Combination Agreement dated as of the date hereof (as amended, amended and restated, modified, supplemented, or waived from time to time in accordance with its terms, the “Merger Agreement”) pursuant to which, among other things, on the Closing Date: (a) pursuant to the Exchange Agreement to be entered into by each of the Company Shareholders and Issuer, each such Company Shareholder (including each such Converted Company Shareholder), will contribute such Company Shareholder’s respective Company Shares to Holdco in exchange for Holdco Shares with such exchange to be effective immediately prior to the Merger Effective Time (such contributions and exchanges of Company Shares, collectively, the “Exchange” and such effective time of the Exchange, the “Exchange Effective Time”), (b) as a result of the Exchange, the Company will become a subsidiary of Holdco; and (c) immediately following the Exchange Effective Time, Merger Sub will merge with and into SPAC, with SPAC surviving such merger as a direct wholly owned subsidiary of Holdco (the “Merger”) effective at the Merger Effective Time and, in the context of such Merger, the shares of SPAC Common Stock (other than Excluded Shares) outstanding immediately prior to the Merger Effective Time shall be converted into Holdco Shares, as set forth in the Merger Agreement (together with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer that number of ordinary shares of the Issuer (the “Ordinary Shares”), set forth on Subscriber’s signature page hereto (the “Shares”) for a purchase price of $10.00 per Share, for the aggregate purchase price set forth on Subscriber’s signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Shares in consideration of the payment in cash of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein; and

WHEREAS, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) (each, an “Other Subscriber”) have, severally and not jointly, entered into separate subscription agreements with the Issuer (the “Other Subscription Agreements”), pursuant to which such Other Subscribers have agreed to purchase Ordinary Shares on the Closing Date at the same per share purchase price as the Subscriber, and the aggregate amount of securities to be sold by the Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, 550,000 Ordinary Shares and the aggregate consideration received in cash by the Issuer in connection with the purchase and sale of the Ordinary Shares equals $5,500,000.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.  Subscription. Subject to the terms and conditions hereof, at the Closing, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2.  Representations, Warranties, and Agreements.

2.1  Subscriber’s Representations, Warranties, and Agreements. To induce the Issuer to issue the Shares to Subscriber, Subscriber hereby represents and warrants to the Issuer and acknowledges and agrees with the Issuer as follows:

2.1.1  Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver, and perform its obligations under this Subscription Agreement.

2.1.2  This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. Assuming that this Subscription Agreement has been duly authorized, executed and delivered by the Issuer, this Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).

2.1.3  The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries, if any, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license, or other agreement or instrument to which Subscriber or any of its subsidiaries, if any, is a party, or by which Subscriber or any of its subsidiaries, if any, is bound or to which any of the property or assets of Subscriber or any of its subsidiaries, if any, is subject, which would reasonably be expected to have an adverse effect on the ability of Subscriber to enter into and timely perform its obligations under, this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries, if any, or (iii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries, if any, or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4  Subscriber is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement.

2.1.5  Subscriber is (i) either (I) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) satisfying the applicable requirements set forth on Schedule I attached hereto, (II) an institutional account as defined in FINRA Rule 4512(c), or (III) is otherwise a sophisticated investor, (ii) acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer, and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties, and agreements herein on behalf of each owner of each such account, and (iii) not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I attached hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.6  Subscriber is a sophisticated investor, experienced in investing in securities transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluating its participation in the purchase of the Shares.

2.1.7  Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Subscriber understands that the Shares may not be resold, transferred, pledged, or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Shares (if any) shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge, or transfer of any of the Shares.

2.1.8  Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants, or agreements made to Subscriber by the Issuer, the Company, the Placement Agent (as defined below) or any of their respective affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants, and agreements expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

2.1.9  Subscriber represents and warrants that it (i) is purchasing the Shares for investment, (ii) has no current plan or intention to dispose of or otherwise transfer the Shares prior to the date on which the registration statement registering such Shares is declared effective and (iii) is under no binding agreement to dispose of or otherwise transfer the Shares.

2.1.10  If Subscriber is an employee benefit plan that is subject to Title 1 of Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law. In making its decision to purchase the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the Issuer’s representations, warranties and agreements in Section 2.2 hereof. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Issuer concerning the Issuer, the Company or the Shares or the offer and sale of the Shares. Subscriber acknowledges and agrees that Subscriber has received access to and has had an adequate opportunity to review such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Issuer, the Company, and the Transactions and has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. Subscriber acknowledges that it has reviewed the SEC Documents (as defined below). Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers, and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed reasonably necessary to make an investment decision with respect to the Shares. Subscriber acknowledges that the Placement Agent (as defined below) and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Issuer, the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by the Issuer and/or the Company. Subscriber acknowledges that (i) it has not relied on any statements or other information provided by any Placement Agent or any of the Placement Agents’ respective affiliates with respect to its decision to invest in the Shares, including information related to the Issuer, the Company, the Shares and the offer and sale of the Shares, (ii) neither the Placement Agents nor any of their respective affiliates have prepared any disclosure or offering document in connection with the offer and sale of the Shares and (iii) in connection with the issue and purchase of the Shares, no Placement Agent has acted as the Subscriber’s financial advisor or fiduciary.

2.1.11  Subscriber became aware of this offering of the Shares solely by means of direct contact between Subscriber and the Issuer or its representative. Subscriber has a pre-existing substantive relationship (as interpreted in guidance from the Commission (as defined below) under the Securities Act) with the Issuer or its representative, and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer or its representative. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that it has not become aware of this offering (i) by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, or (ii) in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.1.12  Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. Subscriber is able to fend for itself in the transactions contemplated herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal, and tax advice as Subscriber has considered necessary to make an informed investment decision. The Subscriber understands and acknowledges that the purchase and sale of the Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.13  Alone, or together with any professional advisor(s), if any, Subscriber has analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.14  Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.15  Neither Subscriber nor any of its directors, officers, employees or other persons acting on behalf of Subscriber for the purposes of this Subscription Agreement is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any other Executive Order issued by the President of the United States and administered by OFAC (collectively, “OFAC Lists”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided, that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC- administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were legally derived.

2.1.16  If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA), or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S., or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account, or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that neither the Issuer nor any of its affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold, or transfer the Shares.

2.1.17  Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding, or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.18  The Subscriber hereby acknowledges and agrees that it will not, nor will any person acting at the Subscriber’s direction or pursuant to any understanding with the Subscriber, directly or indirectly offer, sell, pledge, contract to sell, sell any option, engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, including all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers, of the Ordinary Shares or the Shares until the consummation of the Transactions (or such earlier termination of this Subscription Agreement in accordance with its terms).

2.1.19  No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Issuer as a result of the purchase and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Issuer from and after the Closing as a result of the purchase and sale of Shares hereunder.

2.1.20  Subscriber has, and on each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 4 will have, sufficient immediately available funds to pay the Purchase Price pursuant to Section 4. Subscriber is an entity having total liquid assets and net assets in excess of the Purchase Price as of the date hereof and as of each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 4.

2.1.21  The Subscriber hereby acknowledges that it has been informed that (a) I-Bankers Securities, Inc. (“I-Bankers”) and Northland Securities Inc. (“Northland”) (collectively I-Bankers and Northland are referred to as the “Placement Agents”) are acting solely as the Placement Agents in connection with the Transactions and are not acting as underwriters or in any other capacity and are not and shall not be construed as fiduciaries for the undersigned, the Company or any other person or entity in connection with the Transactions, (b) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the Transactions, (c) the Placement Agents will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transactions or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the Transactions, and (d) the Placement Agents shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Subscriber, the Company or any other person or entity), whether in contract, tort or otherwise, to the Subscriber, or to any person claiming through the Subscriber, in respect of the Transactions.

2.1.22  No broker, finder, or other financial consultant has acted on behalf of or at the direction of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Issuer, the Company or any of their respective subsidiaries.

2.1.23 In order for the Issuer to be able to comply with the amended Luxembourg law of 24 July 2015 implementing FATCA (“FATCA Law”) and the amended Luxembourg law of 18 December 2015 implementing the common reporting standard (“CRS Law”), the Subscriber will complete, sign and date the FATCA / CRS Self-Certification attached hereto under Schedule II and provide the Issuer together with the Agreement any other documentation required to enable the Issuer to comply with its due diligence and reporting obligations under the FATCA Law and the CRS Law. The Subscriber certifies that the information contained in Schedule II as well as in any other documentation provided to the Issuer is correct and further undertakes to inform the Issuer within thirty (30) days and provide the latter with all supporting documentary evidence of any changes related to the FATCA/CRS information after occurrence of such changes. The Subscriber undertakes to inform its Controlling Person(s), as defined under the FATCA Law and the CRS Law, if applicable, of the processing of their personal data by the Issuer in accordance with the FATCA Law and the CRS Law. The Subscriber acknowledges that a failure to deliver, upon request, any documents or relevant information to the Issuer, may be charged with any taxes, penalties, fines or any other charges imposed on the Issuer and attributable to such failure to provide the relevant documentation or information, and the Issuer may, in its sole discretion, redeem the Issuer Shares of such Subscriber. The latter further acknowledges and irrevocably authorizes the Issuer, to the extent required by law, to disclose and transmit the required information to the Luxembourg tax authorities who, under their own responsibility may in turn pass on the reported information to the U.S. Internal Revenue Service for FATCA purposes and to any other governmental body which collects information for CRS purposes

2.2  Issuer’s Representations, Warranties, and Agreements. For purposes of this Section 2.2, the term “Issuer” shall refer to Holdco as of the date hereof and, for purposes of only the representations contained in Sections 2.2.5, 2.2.9, 2.2.15, 2.2.17 and 2.2.18 and to the extent such representations and warranties are made as of the Closing, Holdco and the Company after giving effect to the Transactions. To induce Subscriber to purchase the Shares, the Issuer hereby represents and warrants to Subscriber and agrees with Subscriber as follows:

2.2.1  Issuer has been duly incorporated and is existing as a corporation under the laws of the Grand Duchy of Luxembourg, with corporate power and authority to own, lease, and operate its properties and conduct its business as presently conducted and to enter into, deliver, and perform its obligations under this Subscription Agreement.

2.2.2  The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Shares will be free and clear of any liens or other restrictions whatsoever in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Shares will be validly issued, fully paid, and non-assessable, and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s articles of association or under Luxembourg law or otherwise.

2.2.3  This Subscription Agreement has been duly authorized and validly executed and delivered by the Issuer and, assuming that this Subscription Agreement has been duly authorized, executed and delivered by Subscriber, is the valid and binding obligation of the Issuer and is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).

2.2.4  The execution, delivery, and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), issuance and sale of the Shares, and the consummation of the Transactions and certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of the Issuer or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license, or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the assets, business, results of operation or financial operations of the Issuer and its subsidiaries, taken as a whole, or prevents, materially impairs, materially delays or materially impedes the legal authority of the Issuer to enter into and timely perform its obligations under this Subscription Agreement or the Merger Agreement or to consummate the Transactions or the validity or enforceability of the Shares (collectively, an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or any of its subsidiaries, or (iii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries or any of its and their respective properties that would reasonably be expected to have an Issuer Material Adverse Effect.

2.2.5  The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. federal, state, foreign or other governmental authority or self-regulatory organization in connection with the execution, delivery and performance of this Subscription Agreement or the Transactions (including, without limitation, the issuance of the Shares), other than (i) filings with the U.S. Securities and Exchange Commission (the “Commission”), (ii) filings required by applicable U.S. state securities laws, (iii) any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or similar antitrust laws, (iv) filings required by The Nasdaq Stock Market LLC (“Nasdaq”), including with respect to obtaining Issuer shareholder approval, (v) consents, waivers, authorizations or filings that have been obtained or made on or prior to the Subscription, (vi) filings with the Italian Presidenza del Consiglio dei Ministri as required by Law Decree 21/2012 and any other Italian applicable law and (vii) where the failure of which to obtain would not reasonably be expected to have an Issuer Material Adverse Effect or have a material adverse effect on the Issuer’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Shares.

2.2.6  Concurrently with the execution and delivery of this Subscription Agreement, the Issuer is entering into the Other Subscription Agreements providing for the sale of an aggregate of 550,000 Shares for an aggregate value equal to $5,500,000 (including the Shares purchased and sold under this Subscription Agreement). There are no Other Subscription Agreements, side letter agreements or other agreements or understandings (including written summaries of any oral understandings) with any Other Subscriber or any other investor or potential investor with respect to the purchase of equity securities of the Issuer (other than pursuant to the Merger Agreement and the Transactions contemplated therein) which include economic terms that are materially more advantageous to any such Other Subscriber, investor or potential investor (as compared to Subscriber).

2.2.7  Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement and each of the Other Subscription Agreements, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber and the Other Subscribers pursuant to the Other Subscription Agreements.

2.2.8  The Issuer is, and since its date of incorporation, has been, operating in all material respects in a manner that is customary for businesses similar to the Issuer, and the Issuer is conducting and, since its date of incorporation, has conducted its business in material compliance with all applicable laws.

2.2.9  The Issuer is in compliance with all applicable laws, except where such non-compliance would not have an Issuer Material Adverse Effect or a Company Material Adverse Effect (as defined in the Merger Agreement), as applicable. The Issuer has not received any written, or to its knowledge, other communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, have an Issuer Material Adverse Effect or a Company Material Adverse Effect, as applicable.

2.2.10  At Closing, the issued and outstanding Ordinary Shares of the Issuer will be registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Nasdaq. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by Nasdaq or the Commission, respectively, to prohibit or terminate the listing of the Issuer’s Ordinary Shares on Nasdaq or to deregister the Ordinary Shares under the Exchange Act. The Issuer has taken no action that is designed to terminate, or that would reasonably be expected to result in the termination of the registration of the Ordinary Shares under the Exchange Act.

2.2.11  As of the date hereof and as of immediately prior to the Transactions, the authorized capital stock of the Issuer is 456,000,000 ordinary shares, consisting of 4,560,000 Ordinary Shares. As of the date hereof: (i) no Preferred Shares are issued and outstanding; (ii) 3,547,640 initial Ordinary Shares are issued and outstanding. All issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Merger Agreement (and the Transactions contemplated therein), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Ordinary Shares, or any other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares or the shares to be issued pursuant to any Other Subscription Agreement, that have not been or will not be validly waived on or prior to the Closing Date.

2.2.12  The Issuer is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

2.2.13  Neither the Issuer nor, to the knowledge of the Issuer, any of its officers, in their capacities as such, or the Company, is the subject of or engaged in any action before a governmental authority, arbitration or other dispute resolution process before a third party unrelated to the dispute, whether as claimant, defendant or otherwise, and no such litigation, arbitration or dispute resolution process is pending or threatened in writing on the date hereof, in each case, that would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect or a Company Material Adverse Effect, as applicable. As of the date hereof, the Issuer is not, nor to the knowledge of the Issuer is any of its officers, in their capacities as such, or the Company, subject to any settlement agreements or arrangements, whether written or oral, or is in discussions for a settlement or arrangement, regarding any disputes or claims, in each case, that would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect or a Company Material Adverse Effect, as applicable. As of the date of this Subscription Agreement, neither the Issuer nor the Company is a party to or subject to the provisions of any outstanding or unsatisfied judgment, order, writ, injunction, decree or award of any governmental authority (except if generally applicable without the Issuer being named therein) that would, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect or Company Material Adverse Effect, as applicable.

2.2.14  Other than to the Placement Agents, no broker, finder, or other financial consultant has acted on behalf of or at the direction of the Issuer in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on Subscriber.

2.2.15  Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Shares, and are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.16  Except as would not reasonably be expected to have an Issuer Material Adverse Effect or a Company Material Adverse Effect, as applicable, (i) the Issuer and its subsidiaries own or possess valid and adequate rights to use any and all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) used in or necessary for the conduct of their respective businesses as presently conducted and as described and as proposed to be conducted, in the Proxy Statement/Prospectus or any SEC Documents, (ii) the conduct of their respective businesses does not conflict in any material respect with any such rights of others, and (iii) the Issuer and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or violation of, or conflict with, any intellectual property right of others.

2.2.17  Since its date of incorporation, neither the Issuer nor, to the Issuer’s knowledge, any of its representatives, have directly or indirectly paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other government official or any political party or candidate for political office for the purpose of influencing any act or decision of such official or of any governmental authority to obtain or retain business, or direct business to any person or to secure any other improper benefit or advantage in each case in violation in any material respect any Anti-Corruption Laws (as defined in the Merger Agreement) or any Anti-Money Laundering Laws (as defined in the Merger Agreement). The Issuer (x) has instituted policies and procedures designed to ensure compliance with the Anti-Corruption Laws and Anti-Money Laundering Laws in each jurisdiction in which the Issuer operates and (y) has maintained such policies and procedures in force. To the Issuer’s knowledge, no government official nor any of such official’s immediate family members is an officer or director or owns any securities of the Issuer. Since its date of incorporation, neither the Issuer nor, to the Issuer’s knowledge, any of its representatives, has, or is presently or has agreed to become, engaged in any conduct that violates in any material respect any applicable Anti-Corruption Laws or Anti-Money Laundering Laws. Since its date of incorporation, to the Issuer’s knowledge, the Issuer is not conducting and has not conducted, directly or indirectly, any business (including, without limitation, sales, reselling, licensing or sub-licensing arrangements, funding, making payments, procuring, insurance or otherwise providing assistance or support in connection with operations, business or any other activity) with or for the direct or indirect benefit of or on behalf of any Restricted Person (as defined in the Merger Agreement), nor otherwise violated any applicable Sanctions Laws Sanctions Laws, Import Control Laws, or Export Control Laws (each as defined in the Merger Agreement).

2.2.18  As of the date hereof, all representations and warranties of the Company that are contained in the Merger Agreement are true and correct in all material respects, to the knowledge of the Issuer after due inquiry.

3. SPAC’s Representations, Warranties, and Agreements. To induce Issuer to sell the Shares, SPAC hereby represents and warrants to Issuer and Subscriber and agrees with each of Issuer and Subscriber as follows:

3.1.1  SPAC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease, and operate its properties and conduct its business as presently conducted and to enter into, deliver, and perform its obligations under this Subscription Agreement.

3.1.2 This Subscription Agreement has been duly authorized and validly executed and delivered by SPAC and, assuming that this Subscription Agreement has been duly authorized, executed and delivered by the Issuer and Subscriber, is the valid and binding obligation of SPAC and is enforceable against SPAC in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).

3.1.3 The execution, delivery, and performance of this Subscription Agreement (including compliance by SPAC with all of the provisions hereof) and the consummation of the Transactions and certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of SPAC or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license, or other agreement or instrument to which SPAC or any of its subsidiaries is a party or by which SPAC or any of its subsidiaries is bound or to which any of the property or assets of SPAC or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the assets, business, results of operation or financial operations of SPAC and its subsidiaries, taken as a whole, or prevents, materially impairs, materially delays or materially impedes the legal authority of SPAC to enter into and timely perform its obligations under this Subscription Agreement or the Merger Agreement or to consummate the Transactions, (ii) result in any violation of the provisions of the organizational documents of SPAC or any of its subsidiaries, or (iii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over SPAC, the Issuer or any of its subsidiaries or any of its and their respective properties.

3.1.4 SPAC has made available to Subscriber (including via the Commission’s EDGAR system) a true, correct, and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement, and other documents filed by the Issuer with the Commission prior to the date of this Subscription Agreement, if any (the “SEC Documents”). None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. SPAC has timely filed each report, statement, schedule, prospectus, and registration statement that SPAC was required to file with the Commission since its inception and through the date hereof. There are, and upon Closing there shall be, no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents.

3.1.5 The Proxy Statement/Prospectus (as defined in the Merger Agreement), when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.  Settlement Date and Delivery; Closing Conditions.

4.1.1  The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transactions and shall occur immediately prior to and is conditional upon the subsequent occurrence of, consummation of the Transactions. Upon written notice from (or on behalf of) the Issuer to Subscriber (the “Closing Notice”) at least four (4) Business Days prior to the date that the Issuer reasonably expects all conditions to the closing of the Transactions to be satisfied or waived (the “Expected Closing Date”), Subscriber shall deliver to the Issuer, no later than three (3) Business Days prior to the Expected Closing Date, (x) the Purchase Price for the Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer in escrow until the Closing and (y) such information and document as is reasonably requested in the Closing Notice in order for the Issuer to issue the Shares to Subscriber, including the legal name of the person in whose name the Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or an appropriate duly completed and executed Internal Revenue Service Form W-8. If the Transactions are not consummated on or prior to the fifth (5th) Business Day after the Expected Closing Date, the Issuer shall return the Purchase Price (which shall not include, for the avoidance of doubt, the accrual of any interest) to Subscriber by wire transfer of United States dollars in immediately available funds to an account specified by Subscriber. Notwithstanding such return, Subscriber shall remain obligated to redeliver funds representing the Purchase Price to the Issuer following the Issuer’s delivery to Subscriber of a new Closing Notice. Unless otherwise agreed by the Company in writing, the Issuer shall deliver the Closing Notice at least four (4) Business Days prior to the date of the special meeting of the stockholders of SPAC. At the Closing, the Issuer shall deliver to Subscriber (i) the Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or as set forth herein or in any other agreement between the Issuer and the Subscriber), in the name of Subscriber (or its nominee in accordance with its delivery instructions) and (ii) a copy of the records of the Issuer’s transfer agent showing the Subscriber (or such nominee or custodian) as the owner of the Shares on and as of the Closing. For purposes of this Subscription Agreement, “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to close. Upon delivery in book-entry form of the Shares to the Subscriber (or its nominee, if applicable), the Purchase Price may be released from escrow.

4.1.2  The obligations of the Issuer to consummate the transactions contemplated hereunder are subject to the satisfaction (or waiver by the Issuer in writing) of the conditions that, at the Closing:

(1)  all representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality which representations and warranties shall be true and correct in all respects) at and as of the Closing, and consummation of the Closing shall constitute a reaffirmation by the Subscriber of each of the representations, warranties and agreements of such party contained in this Subscription Agreement as of the Closing; and

(2)  Subscriber shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement required to be performed or complied with at or prior to the Closing, except where the failure of such performance or compliance would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Subscriber to consummate the Closing.

4.1.3  The obligations of the Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction (or waiver by the Subscriber in writing) of the conditions that, at the Closing:

(1)  all representations and warranties of the Issuer contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or an Issuer Material Adverse Effect or a Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing, and consummation of the Closing shall constitute a reaffirmation of each of the applicable representations, warranties and agreements of the Issuer and the Company contained in this Subscription Agreement as of the Closing;

(2)  the Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement required to be performed or complied with at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing;

(3)  no suspension of the qualification of the Ordinary Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any such purposes shall have occurred, and the Shares shall have been approved for listing on Nasdaq (subject to official notice of issuance); and

(4)  the Merger Agreement shall not have been amended to, and there shall have been no waiver or modification to the Merger Agreement that would, materially and adversely affect the undersigned relative to the economic benefits that the Subscriber would reasonably expect to receive under this Subscription Agreement without the Subscriber’s prior written consent.

4.1.4  The obligations of each of the Issuer and the Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction of the conditions that, at the Closing:

(1)  no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award after the date hereof which is then in effect and has the effect of making the Subscription illegal or otherwise prohibiting consummation of the Subscription;

(2)  all conditions precedent to the closing of the Transactions set forth in the Merger Agreement, including all necessary approvals of the Issuer’s stockholders and regulatory approvals, if any, shall have been satisfied or waived (other than those conditions that may only be satisfied at the closing of the Transactions, but subject to the satisfaction or waiver of such conditions as of the closing of the Transactions); and

(3)  the Transactions shall have been or will be consummated concurrently with the Closing.

5.  Registration Rights. The Subscriber will have the registration rights as set forth in the registration rights agreement, attached hereto as Exhibit A that will be entered into at Closing.

6.  Termination. Except for the provisions of this Section 6 and Section 7, which shall survive any termination hereunder, this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) the Merger Agreement is validly terminated in accordance with its terms, and (ii) upon the mutual written agreement of the Company and each of the parties hereto to terminate this Subscription Agreement ,if the Closing has not occurred by such date; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities, or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Merger Agreement promptly after the termination of such agreement (if applicable), and any monies paid by the Subscriber to the Issuer in connection herewith shall promptly (and in any event within one (1) Business Day) following a termination be returned to the Subscriber without any deduction for or on account of any tax withholding, charges or set-off, in each case, to the extent permitted by law.

7.  Miscellaneous.

7.1  Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order, or cause to be taken, all things necessary, proper or advisable to consummate the Subscription as contemplated by this Subscription Agreement on the terms and conditions described herein no later than immediately prior to the Closing.

7.1.1  Subscriber acknowledges that the Issuer, the Company, and others will rely on the acknowledgments, understandings, agreements, representations, and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and the Company if any of the acknowledgments, understandings, agreements, representations, and warranties set forth herein are no longer accurate in all material respects.

7.1.2  Each of the Issuer, Subscriber, and the Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.3  The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested to the extent readily available and to the extent consistent with its internal policies and procedures; provided that the Issuer expressly agrees to keep any such information provided by the Subscriber confidential, except as required by the applicable securities laws or pursuant to proceedings of regulatory authorities.

7.1.4  Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.1.5  Each of Subscriber and the Issuer shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper, or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described therein no later than immediately prior to the consummation of the Transactions.

7.2  Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(a)	if to Subscriber, to such address or addresses set forth on Subscriber’s signature page hereto;

(b)	if to the Issuer, to:

D-Orbit S.A.

9, rue de Bitbourg, L1273 Luxembourg

Grand Duchy of Luxembourg

Attention: Board of Directors

with a required copy (which copy shall not constitute notice) to:

K&L Gates LLP

599 Lexington Avenue

New York, New York 10022

United States

Attn:   Robert Matlin

E-mail:  Robert.matlin@klgates.com

Arendt & Medernach SA

41A, avenue JF Kennedy

L-2082 Luxembourg

Grand Duchy of Luxembourg

(c)	if to the Company, to:

D-Orbit S.p.A
Viale Risorgimento
57 22073 Fino Mornasco
Como

Italy

Attn:  Luca Rossettini
E-mail: luca.rossettini@dorbit.space

with a copy (which shall not constitute notice) to:

K&L Gates LLP

599 Lexington Avenue

New York, New York 10022

United States

Attn:   Robert Matlin

E-mail:  Robert.matlin@klgates.com

7.3  Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations, and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

7.4  Modifications; Amendments; Waivers. This Subscription Agreement may not be amended, modified, supplemented, or waived (i) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement, or waiver is sought and (ii) without the prior written consent of the Company. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereto or the exercise of any other right or power.

7.5  Assignment. Neither this Subscription Agreement nor any rights, interests, or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the Company and the other party hereto (other than the Shares acquired hereunder and then only in accordance with this Subscription Agreement).

7.6  Benefit.

7.6.1  Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants, and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives, and permitted assigns. The parties hereto agree that each of the Company and its subsidiaries are express third-party beneficiaries (the “Beneficiaries”) of this Subscription Agreement. Each of the parties hereto acknowledge and agree that (i) each of the Beneficiaries shall be entitled to seek and obtain equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement to cause the Issuer to cause, or directly cause, Subscriber to fund the Purchase Price and cause the Closing to occur substantially concurrently with the Transactions, and (ii) without in any way limiting the foregoing, the Company is an express-third party beneficiary of Sections 4 (Closing), 6, (Termination), 7.1 (Further Assurances), 7.4 (Modifications and Amendments), 7.5 (Assignment), 7.11 (Remedies) and 8.2 (Cleansing Statement; Disclosure ) and shall be entitled to seek and obtain equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of its rights referenced therein. Each party hereto further agrees that each of the Beneficiaries is an express third-party beneficiary of this Section 7.6 and that none of the parties hereto or any of the Beneficiaries shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.6.1, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond of similar instrument.

7.6.2  Each of the Issuer and Subscriber acknowledges and agrees that (i) this Subscription Agreement is being entered into in order to induce each of the parties to the Merger Agreement to execute and deliver the Merger Agreement and without the representations, warranties, covenants, and agreements of the Issuer and Subscriber hereunder, the Company would not enter into the Merger Agreement, and (ii) each representation, warranty, covenant, and agreement of the Issuer and Subscriber hereunder is being made also for the benefit of the Company and the Beneficiaries.

7.6.3  Each of the Issuer and Subscriber further acknowledge and agree that the Placement Agent is a third-party beneficiary of the representations and warranties of the Issuer and Subscriber contained in this Subscription Agreement.

7.7  Governing Law. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State with the exception of (and to the extent mandatorily required) any provisions relating to the Shares issuances and governance and administration of Holdco, which shall be governed as to their validity, interpretation and performance by the laws of the Grand Duchy of Luxembourg as a matter of lex societatis and any other provisions that are mandatorily required to be governed by Italian law.

7.8  Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum, or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.2, and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 7.8, a party may commence any action, claim, cause of action, or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

7.9  Severability. If any provision of this Subscription Agreement shall be invalid, illegal, or unenforceable, the validity, legality, or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Subscription Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

7.10  No Waiver of Rights, Powers, and Remedies. No failure or delay by a party hereto in exercising any right, power, or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power, or remedy of such party. No single or partial exercise of any right, power, or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power, or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.11  Remedies.

7.11.1  The parties agree that the Issuer and the Beneficiaries would suffer irreparable damage if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the Issuer and each of the Beneficiaries shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the Issuer and each of the Beneficiaries to cause the parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement (including, for the avoidance of doubt, the right to directly enforce each of the covenants and agreements of Subscriber under this Subscription Agreement). The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.11 is unenforceable, invalid, contrary to applicable law, or inequitable for any reason, and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.11.2  The parties acknowledge and agree that this Section 7.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

7.11.3  In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument, or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the reasonable and documented out-of-pocket costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument, or certificate contemplated hereby, and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument, or certificate contemplated hereby or thereby.

7.12  Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions, all representations, warranties, covenants, and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

7.13  Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.14  Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, email, or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.15  Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts, and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization, or the like occurring after the date hereof.

7.16  Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation, and agreement of the parties and shall not be construed for or against any party hereto.

8.  Cleansing Statement; Disclosure.

8.1  SPAC shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one (1) or more press releases or file with the Commission a Current Report on Form 8-K (collectively the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements and the Transactions and any other material, nonpublic information that SPAC, the Issuer, the Company, any of their respective subsidiaries or any of their respective officers, directors, employees, affiliates or agents has provided to the Subscriber at any time. prior to the filing of such Disclosure Document. As of immediately following the filing of the Disclosure Document, to the knowledge of SPAC and the Issuer, the Subscriber shall not be in possession of any material, non-public information received from SPAC, the Issuer, the Company, any of their respective subsidiaries or any of their respective officers, directors, employees, affiliates or agents that is not disclosed in the Disclosure Document or in prior filings with the Commission. In addition, effective upon the filing of the Disclosure Document, SPAC and the Issuer each acknowledges and agrees that any and all confidentiality obligations under any agreement, whether written or oral, between SPAC or the Issuer or any of their respective agents, on the one hand, and the Subscriber or any of its affiliates, on the other hand, shall terminate and be of no further force or effect.

8.2  Subscriber hereby consents to the publication and disclosure in (i) the Form 8-K filed by SPAC with the Commission in connection with the execution and delivery of the Merger Agreement, the Proxy Statement/Prospectus, or any other filing with the Commission pursuant to applicable securities laws, in each case, as and (ii) to the extent required by the federal securities laws or, exchange rules, the Commission or any other securities authorities, and (ii) any other filings, documents or communications provided by SPAC, the Issuer or the Company to any governmental authority or to security holders of SPAC or the Issuer, in each case, as and to the extent required by applicable law or the Commission or any other governmental authority, of Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements, and understandings under and relating to this Subscription Agreement and, if deemed required or appropriate by SPAC, the Issuer and/or the Company, a copy of this Subscription Agreement. Subscriber will promptly provide any information reasonably requested by SPAC, the Issuer and/ or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). Notwithstanding anything in this Subscription Agreement to the contrary, neither SPAC nor the Issuer shall (and shall cause the Company not to), without the prior written consent of the Subscriber, publicly disclose the name of the Subscriber or any of its affiliates or advisers, or include the name of the Subscriber or any of its affiliates or advisers, in any press release or marketing materials.

9.  Trust Account Waiver. Subscriber acknowledges that SPAC has established a trust account containing the proceeds of its initial public offering and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). Subscriber agrees that (i) it has no right, title, interest, or claim of any kind in or to any monies held in the Trust Account, and (ii) it shall have no right of set-off or any right, title, interest, or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Subscription Agreement, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Subscription Agreement; provided, however, that nothing in this Section 9 shall be deemed to limit Subscriber’s right, title, interest, or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of SPAC acquired by any means other than pursuant to this Subscription Agreement, including any redemption right with respect to any such securities of SPAC. In the event Subscriber has any Claim against the Issuer under this Subscription Agreement, Subscriber shall pursue such Claim solely against the Issuer and its assets outside the Trust Account and not against the property or any monies in the Trust Account. Subscriber agrees and acknowledges that such waiver is material to this Subscription Agreement and has been specifically relied upon by the Issuer to induce the Issuer to enter into this Subscription Agreement and Subscriber further intends and understands such waiver to be valid, binding, and enforceable under applicable law. In the event Subscriber, in connection with this Subscription Agreement, commences any action or proceeding which seeks, in whole or in part, relief against the funds held in the Trust Account or distributions therefrom or any of SPAC’s stockholders, whether in the form of monetary damages or injunctive relief, Subscriber shall be obligated to pay to the Issuer all of its legal fees and costs in connection with any such action in the event that the Issuer prevails in such action or proceeding.

10.  Rule 144. From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell securities of the Issuer to the public without registration are available to holders of the Issuer’s Ordinary Shares and for so long as the Subscriber holds Shares, the Issuer agrees to use commercially reasonable efforts to:

10.1.1  make and keep public information available, as those terms are understood and defined in Rule 144;

10.1.2  file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

10.1.3  furnish to Subscriber, promptly upon Subscriber’s reasonable request, (i) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer, and (iii) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

If in the opinion of counsel to the Issuer, it is then permissible to remove the restrictive legend from the Shares pursuant to Rule 144 under the Securities Act, then at Subscriber’s request, the Issuer will request its transfer agent to remove the legend set forth in Section 2.1.7. In connection therewith, if reasonably required by the Issuer’s transfer agent, the Issuer will, at Subscriber’s sole expense, reasonably promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates, and directions required by the transfer agent from the Issuer or Subscriber that authorize and direct the transfer agent remove the restrictive legend from such Shares; provided, that, notwithstanding the foregoing, the Issuer will not be required to deliver any such opinion, authorization, certificate, or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

11. Lock-Up Exception. If the Subscriber is subject to a lock-up restriction pursuant to the Exchange Agreement (as defined in the Merger Agreement) then such Subscriber shall be treated as an “Eligible Stockholder” under such Exchange Agreement pursuant to which a number of Ordinary Shares issued to such Subscriber - that would otherwise be subject to the lock-up restrictions in the Exchange Agreement - equal to the number of Ordinary Shares subscribed to by such Subscriber hereunder shall not be subject to such restrictions under the Exchange Agreement (the “Released Shares”), provided that the aggregate number of Released Shares shall not exceed 4,800,000 Ordinary Shares as of the Closing Date, provided, further, that should the number of Ordinary Shares subscribed to by the Eligible Stockholders under this Subscription Agreement and all Other Subscription Agreements exceed in the aggregate such limit of 4,800,000 Ordinary Shares, such total amount of Released Shares will be reduced pro-rata among the Eligible Stockholders based on the number of new Ordinary Shares subscribed to by such Subscriber in order to reduce the aggregate number of Released Shares to 4,800,000.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

BREEZE HOLDINGS ACQUISITION CORP.

By:
Name:	J. Douglas Ramsey, Ph.D.
Title:	Chief Executive Officer

D-ORBIT S.A.

By:
Name:	Pierre Margue
Title:	Director

[Signature Page to Subscription Agreement]

ACCEPTED AND AGREED THIS      DAY OF             , 2022.

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:
Date: , 2022

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above.)	(Please print. Please indicate name and capacity of person signing above.)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above.)

Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip	City, State, Zip

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Aggregate Number of Shares subscribed for:

$

You must pay the Purchase Price by wire transfer of U.S. $ in immediately available funds, to be held in escrow until the Closing, to the account specified by the Issuer in the Closing Notice.

[Signature Page to Subscription Agreement]

All of the pages of this Schedule I should be completed by Subscriber and constitutes a part of the Subscription Agreement.

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

1.

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”), and have marked and initialed the appropriate box below indicating the provision under which we qualify as a QIB.

Rule 144A, in relevant part, states that QIB shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Subscriber and under which the Subscriber accordingly qualifies as a QIB.

☐           The Subscriber is an entity that, acting for its own account or the accounts of other qualified institutional buyers, in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and:

☐  is an insurance company as defined in section 2(a)(13) of the Securities Act;

☐  is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any business development company as defined in section 2(a)(48) of the Investment Company Act;

☐  is a Small Business Investment Company licensed by the US Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended (“Small Business Investment Act”);

☐  is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

☐  is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

☐  is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, of (b) employee benefit plan within the meaning of Title I of the ERISA, except, in each case, trust funds that include as participants individual retirement accounts or H.R. 10 plans;

☐  is a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

☐  is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), corporation (other than a bank as defined in section 3(a)(2) of the Act, a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act, or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or

☐  is an investment adviser registered under the Investment Advisers Act;

☐  The Subscriber is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the Subscriber;

☐  The Subscriber is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

☐  The Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies[1] which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with Subscriber or are part of such family of investment companies;

☐  The Subscriber is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; or

☐  The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of securities in the case of a US bank or savings and loan association, and not more than 18 months preceding the date of sale of securities for a foreign bank or savings and loan association or equivalent institution.

[1]	“Family of investment companies” means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor); provided that, (a) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company and (b) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor).

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2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2.

☐ We are not a natural person.

Rule 501(a) of Regulation D under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

☐	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, partnership, or limited liability company, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

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☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D;

☐	Any entity in which all of the equity owners are institutional “accredited investors.”

☐	Any entity, of a type not listed in paragraphs a(1), a(2), a(3), a(7), or (a)(8) of Rule 501(a) of Regulation D under the Securities Act, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; or

☐	Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1 million.

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any entity in which all of the equity owners are accredited investors as determined under any of the two immediately preceding sections above.

*** OR ***

C.	INSTITUTIONAL ACCOUNT (Please check the applicable box)

☐ We are an “institutional account” (as defined in FINRA Rule 4512).

*** OR ***

D.	SOPHISTICATED INVESTOR (Please check the applicable box)

☐ We are a “sophisticated investor”. A “sophisticated investor” has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Issuer (which is the parent of the Company) and making an informed decision with respect thereto and is able to bear the economic and financial risk of an investment in the Issuer (as the parent of the Company) for an indefinite period.

*** AND ***

D.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer. Rule 144 defines an “affiliate” as a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer.

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SCHEDULE II

FATCA / CRS Self Certification Form

(Please complete in BLOCK CAPITALS)

The Issuer may be obliged under (i) the Luxembourg law dated 18 December 2015 implementing the common reporting standard (the “CRS Law”) as amended from time to time and (ii) the Luxembourg law dated 24 July 2015 implementing FATCA (the “FATCA Law”) to collect and report to the Luxembourg tax authorities certain information about financial accounts held by some of its account holders.

Please note that you should complete the below self-certification form by ticking the applicable boxes and by providing the requested information (if applicable). Each prospective Subscriber has the right to access the data/financial information reported to the Luxembourg tax authorities as well as to request the Issuer to rectify this data. The data collected will not be kept longer than necessary for the purpose of the CRS Law or FATCA Law.

For joint or multiple Account Holders (as defined under the FATCA Law or CRS Law), please complete a separate self-certification form for each Account Holder.

The Account Holder undertakes to inform its Controlling Persons (as defined under the FATCA Law or CRS Law), if applicable, of the processing of their personal data by the Issuer in accordance with the FATCA Law and CRS Law.

If you have any questions about this self-certification form or defining your FATCA / CRS status, please contact your tax adviser or local tax authority.

All terms used in the CRS subsection shall have the meaning ascribed to them in the CRS Law.

All terms used in the FATCA subsection shall have the meaning ascribed to them in the FATCA Law.

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FATCA / CRS Self-Certification Form - Individuals

1.	Identification of the Account Holder

Name:
Residential address
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Mailing Address (if different from above)
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Date of Birth (dd/mm/yyyy):
Place of Birth:
Town or City of Birth:
Country of Birth:

2.	FATCA Declaration of U.S. Citizenship or U.S. Residence for Tax purposes

Please tick either (a) or (b) and complete as appropriate.

The Subscriber confirms that he/she:

☐	(a) is a U.S. citizen and/or resident in the U.S. for tax purposes

U.S. TIN : …………………………………………………………………………………………

☐	(b) is not a U.S. citizen or resident in the U.S for tax purposes.

3.	CRS Declaration of Tax Residence

Please indicate your country of tax residence (if resident in more than one country please detail all countries of tax residence and associated Tax Identification Numbers (“TIN”)).

Country/Jurisdiction of tax residence	TIN(*)

(*) Provision of a TIN is required unless you are tax resident in a jurisdiction that does not issue a TIN. If applicable, please specify the reason for non-availability of a TIN (for each concerned jurisdiction):

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4.	Declarations and Signature

[I] declare that all statements made in this self-certification form are, to the best of [my] knowledge and belief, correct and complete.

[I] acknowledge that, in case [I am] a U.S. citizen or U.S. resident for tax purposes, the information disclosed in this form together with required information related to my financial account (as described in Article 2 of the intergovernmental agreement implemented by the FATCA Law) will be reported to the Luxembourg tax authorities or any other authorized delegates under Luxembourg law, and subsequently exchanged with the U.S. Internal Revenue Service.

[I] further acknowledge that, in case the country(ies) of tax residence listed in Part 3 is/are CRS Reportable Jurisdiction(s), the information disclosed in this form together with required information related to my financial account (as described in Annex I Section I of the CRS Law) will be reported to the Luxembourg tax authorities or any other authorized delegates under Luxembourg law, and subsequently exchanged with the tax authorities of the CRS Reportable Jurisdiction(s) listed in Part 3 pursuant to international agreements to exchange financial account information.

[I] certify that [I am] the Account Holder (or authorized to sign for the Account Holder) of all the account(s) to which this form relates.

If there is a change in circumstances that affects the tax residence status of the Account Holder or causes the information contained herein to become incorrect or incomplete, [I] understand that [I] am obligated to inform the Issuer, in writing, of the change in circumstances within 30 days of its occurrence and to provide a suitably updated FATCA / CRS Self-Certification Form.

[I] acknowledge that, as per Article 3 of the FATCA Law and Article 5 of the CRS Law, answering questions related to the information disclosed in this self-certification form is mandatory.

Signature:
Print name:
Date:

Note: If [you are] not the Account Holder but are signing this form on behalf of the Account Holder, please indicate the capacity in which you are signing the form (e.g., power of attorney, executor or administrator, parent or guardian, etc.) and provide any required documentation of your authority.

Capacity: (if applicable)

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FATCA / CRS Self-Certification Form - Entities

1.	Identification of Account Holder

Entity Name:
Current registered address
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Mailing Address (if different from above)
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:

2.	FATCA Declaration of Specified U.S. Person:

Please tick either (a) or (b) and complete as appropriate.

The Subscriber confirms that it is:

☐	(a) a Specified U.S. Person pursuant to the FATCA Law.

U.S. TIN:

☐	(b) not a Specified U.S. Person pursuant to the FATCA Law.

3.	CRS Declaration of Tax Residence

Please indicate the Entity’s place of tax residence for CRS purposes, (if resident in more than one country please detail all countries of tax residence and associated Tax Identification Numbers (“TIN”)).

Country/Jurisdiction of tax residence	TIN(*)

(*) Provision of a TIN is required unless you are tax resident in a jurisdiction that does not issue a TIN. If applicable, please specify the reason for non-availability of a TIN (for each concerned jurisdiction):

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4.	FATCA / CRS Classification

Please tick appropriate box of the relevant section / sub-section for FATCA and CRS purposes.

	FATCA	CRS
(Foreign) Financial Institution. Please tick option A, B or C and complete as instructed.
A	☐	☐	Reporting Financial Institution
Please provide the Financial Institution’s GIIN: ______________________________
If sponsored, please provide the Sponsoring Entity’s GIIN: _____________________
B	☐	☐	Non-Reporting Financial Institution
Please specify status for FATCA: ________________________________________
Please specify status for CRS __________________________________________
C		☐	Financial Institution resident in a Non-Participating Jurisdiction under CRS Please specify the type of Financial Institution resident in a Non-Participating Jurisdiction below:
☐ Investment Entity and managed by another Financial Institution (please indicate the name of the Controlling Person(s) in the section 5. below);
☐ Other Investment Entity;
☐ Other Financial Institution, including a Depositary Institution, Custodial Institution, or Specified Insurance Company
Non-Financial (Foreign) Entity. Please tick option D or E and complete as instructed.
D	☐	☐	Active NF(F)E. Please specify the type of Active NF(F)E below:
☐ Corporation that is regularly traded on an established securities market or a Related Entity of such corporation.
Provide the name of the stock exchange where traded:
If you are a Related Entity of a regularly traded corporation, provide the name of the regularly traded corporation:
☐ Governmental Entity, International Organization or a Central Bank.
☐ Other Active NF(F)E.
E	☐	☐	Passive NF(F)E. Please indicate the name of the Controlling Person(s) in the section 5. below.
Other classification. Please complete as instructed.
F	☐		Non participating FFI
G	☐	☐	Others Please specify:

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5.	Identification of Controlling Person(s)[2]

Please complete this section if you ticked in Section 4 above either (i) Passive NF(F)E or (ii) an Investment Entity located in a Non-Participating Jurisdiction and managed by another Financial Institution.

CONTROLLING PERSON 1
First Name / Last Name:
Current residential address
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Mailing Address (if different from above)
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
	U.S. Person	☐ Yes				☐ No
US TIN:
Country of tax residence:
TIN:
Provision of a TIN is required unless you are tax resident in a jurisdiction that does not issue a TIN. If applicable, please specify the reason for non-availability of a TIN:

Date of Birth (dd/mm/yyyy):
Place of Birth:
Country of Birth:
Control Type	Legal Person: ☐	Control by Ownership		☐	Control by Other Means		☐	Senior Managing Official function:
% of ownership
	Legal Arrangement-Trust: ☐	Settlor	☐	Trustee	☐	Protector	☐	Beneficiary	☐	Other
	Legal Arrangement-Other: ☐	Settlor-Equivalent	☐	Trustee-Equivalent	☐	Protector-Equivalent	☐	Beneficiary-Equivalent	☐	Other-Equivalent

[2]	If you have more than four Controlling Persons, please complete on a separate sheet if necessary.

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CONTROLLING PERSON 2
First Name / Last Name:
Current residential address
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Mailing Address (if different from above)
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
	U.S. Person	☐ Yes				☐ No
US TIN:
Country of tax residence:
TIN:
Provision of a TIN is required unless you are tax resident in a jurisdiction that does not issue a TIN. If applicable, please specify the reason for non-availability of a TIN:

Date of Birth (dd/mm/yyyy):
Place of Birth:
Country of Birth:
Control Type	Legal Person: ☐		Control by Ownership		☐	Control by Other Means	☐	Senior Managing Official function:
% of ownership
	Legal Arrangement-Trust:	☐	Settlor	☐	Trustee	☐	Protector	☐	Beneficiary	☐	Other
	Legal Arrangement-Other:	☐	Settlor-Equivalent	☐	Trustee-Equivalent	☐	Protector-Equivalent	☐	Beneficiary-Equivalent	☐	Other-Equivalent

11

CONTROLLING PERSON 3
First Name / Last Name:
Current residential address
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Mailing Address (if different from above)
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
	U.S. Person	☐ Yes				☐ No
US TIN:
Country of tax residence:
TIN:
Provision of a TIN is required unless you are tax resident in a jurisdiction that does not issue a TIN. If applicable, please specify the reason for non-availability of a TIN:

Date of Birth (dd/mm/yyyy):
Place of Birth:
Country of Birth:
	Legal	☐	Control by Ownership			☐	Control by Other Means	☐	Senior Managing Official function:
	Person:		% of ownership
Control Type	Legal Arrangement-Trust:	☐	Settlor	☐	Trustee	☐	Protector	☐	Beneficiary	☐	Other
	Legal Arrangement-Other:	☐	Settlor-Equivalent	☐	Trustee-Equivalent	☐	Protector-Equivalent	☐	Beneficiary-Equivalent	☐	Other-Equivalent

12

CONTROLLING PERSON 4
First Name / Last Name:
Current residential address
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
Mailing Address (if different from above)
Number, street:
Town/city:
Postal Code/ZIP Code:
Country:
	U.S. Person	☐ Yes				☐ No
US TIN:
Country of tax residence:
TIN:
Provision of a TIN is required unless you are tax resident in a jurisdiction that does not issue a TIN. If applicable, please specify the reason for non-availability of a TIN:
Date of Birth (dd/mm/yyyy):
Place of Birth:
Country of Birth:
Control Type	Legal Person: ☐	Control by Ownership		☐	Control by Other Means		☐	Senior Managing Official function:
% of ownership
	Legal Arrangement-Trust: ☐	Settlor	☐	Trustee	☐	Protector	☐	Beneficiary	☐	Other
	Legal Arrangement-Other: ☐	Settlor-Equivalent	☐	Trustee-Equivalent	☐	Protector-Equivalent	☐	Beneficiary-Equivalent	☐	Other-Equivalent

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6.	Declarations and Signature

[I] declare that all statements made in this self-certification form are, to the best of [my] knowledge and belief, correct and complete.

[I] acknowledge that, in case [I am] a Specified U.S. Person or the identified Controlling Person(s) is/are a U.S. citizen or U.S. tax resident, the information disclosed in this form together with required information related to this financial account (as described in Article 2 of the intergovernmental agreement implemented by the FATCA Law) will be reported to the Luxembourg tax authorities or any other authorized delegates under Luxembourg law, and subsequently exchanged with the U.S. Internal Revenue Service.

[I] acknowledge that, in case the Country(ies) of tax residence listed in Part 3 and Part 5 is/are CRS Reportable Jurisdiction(s), the information disclosed in this form together with required information related to this financial account (as described in Annex I Section I of the CRS Law) will be reported to the Luxembourg tax authorities or any other authorized delegates under Luxembourg law, and subsequently exchanged with the tax authorities of the CRS Reportable Jurisdiction(s) listed in Part 3 and Part 5 pursuant to international agreements to exchange financial account information.

[I] certify that I am the Account Holder (or authorized to sign for the Account Holder) of all the account(s) to which this form relates. I also undertake to inform my Controlling Person(s) of the collection and/or reporting of his/her personal data by the Issuer pursuant to the FATCA Law and CRS Law.

If there is a change in circumstances that affects the tax residence status of the Account Holder / Controlling Person(s) or causes the information contained herein to become incorrect or incomplete, [I] understand that I am obligated to inform the Issuer, in writing, of the change in circumstances within 30 days of its occurrence and to provide a suitably updated FATCA/CRS Self-Certification Form.

[I] acknowledge that, as per Article 3 of the FATCA Law and Article 5 of the CRS Law, answering questions related to the information disclosed in this self-certification form is mandatory.

Signature:
Print name:
Date:

Note: If you are not the Account Holder but are signing this form on behalf of the Account Holder, please indicate the capacity in which you are signing the form (e.g., power of attorney, executor or administrator, parent or guardian, etc.) and provide any required documentation of your authority.

Capacity: (if applicable)

14

Exhibit A

Form of Registration Rights Agreement

(Omitted; see Exhibit B-2 to Business Combination Agreement)